FLEXIBLE PREMIUM VARIABLE ANNUITY - I

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated January 18, 2008

to the

Prospectus dated May 1, 2007

Effective February 8, 2008, the

AEGON/TRANSAMERICA SERIES TRUST – INITIAL CLASS

Subadvised by Transamerica Investment Management, LLC

Transamerica Value Balanced

(the “Subaccount”) is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccount after February 8, 2008.

If you have any amount in the Subaccount on February 8, 2008, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccount into other subaccounts;

•	withdraw amounts from the Subaccount; and

•	maintain your current investment in the Subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccount.

As always, the availability of any subaccount as an investment option, including the Subaccount, are subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity - I dated May 1, 2007